Exhibit 10.1
AMENDMENT TO SECURED CONVERTIBLE
PROMISSORY NOTES
     THIS AMENDMENT TO SECURED CONVERTIBLE PROMISSORY NOTES (the “Agreement”) is effective as of July 1, 2007, by and among Sutura, Inc., a Delaware corporation (the “Company”), Pandora Select Partners L.P., a British Virgin Islands limited partnership (“Pandora”), Whitebox Hedged High Yield Partners L.P., a British Virgin Islands limited partnership (“WHHY”), Whitebox Convertible Arbitrage Partners L.P., a British Virgin Islands limited partnership (“WCAP”), Whitebox Intermarket Partners L.P., a British Virgin Islands limited partnership (“WIP”) and Gary S. Kohler (“Kohler”) and Scot W. Malloy (“Malloy”), each residents of the State of Minnesota. Each of Pandora, WHHY, WCAP, WIP, Kohler and Malloy may be referred to herein as a “Whitebox Party” or collectively as the “Whitebox Parties”.
     WHEREAS, the Company, Pandora, WHHY, WCAP, WIP, Kohler and Malloy are parties to a Purchase Agreement dated September 17, 2004 (the “Original Purchase Agreement”), pursuant to which the Investors each purchased a convertible promissory note (each, an “Original Note” and together, the “Original Notes”) and a warrant to purchase shares of the Company’s Common Stock (each, an “Original Warrant” and together, the “Original Warrants”) from the Company in consideration of a collective $6,550,000 loan.
     WHEREAS, the Company, Pandora, WHHY and WIP are parties to a second Purchase Agreement dated March 24, 2005 (the “Second Purchase Agreement”), pursuant to which Pandora, WHHY and WIP each purchased an additional convertible promissory note (each, a “March 2005 Note” and together, the “March 2005 Notes”) and an additional warrant to purchase the Company’s Common Stock (each, a “March 2005 Warrant” and together, the “March 2005 Warrants”) in consideration of a collective $3,000,000 new loan.
     WHEREAS, the Company, Pandora, WHHY, WCAP, WIP, Kohler and Malloy are parties to an Amendment to Secured Convertible Promissory Notes and Warrants dated September 7, 2005 (the “First Amendment”), pursuant to which the parties agreed to amend certain provisions of the Original Notes, Original Warrants, March 2005 Notes and March 2005 Warrants.
     WHEREAS, the Company, Pandora, WHHY, WCAP and WIP are parties to a third Purchase Agreement dated September 7, 2005 (the “Third Purchase Agreement”), pursuant to which Pandora, WHHY, WCAP and WIP each purchased an additional convertible promissory note (each, a “September 2005 Note” and together, the “September 2005 Notes”) and an additional warrant to purchase the Company’s Common Stock (each, a “September 2005 Warrant” and together, the “September 2005 Warrants”) in consideration of a collective $7,000,000 new loan.
     WHEREAS, the Company, Pandora, WHHY, WCAP, WIP, Kohler and Malloy are parties to a Second Amendment to Secured Convertible Promissory Notes and Warrants dated March 30, 2006 (the “Second Amendment”), pursuant to which the parties agreed to amend certain provisions of the Original Notes, March 2005 Notes, September 2005 Notes, March 2005 Warrants and September 2005 Warrants.

     WHEREAS, the Company, Pandora, WHHY, WCAP, WIP, Kohler and Malloy are parties to an undated Letter Agreement (the “Letter Agreement”), entered into by the parties in August, 2006, pursuant to which the parties agreed to amend certain provisions of the Original Notes, March 2005 Notes, September 2005 Notes, Original Warrants, March 2005 Warrants and September 2005 Warrants.
     WHEREAS, Sutura, Pandora, WHHY, WCAP, WIP, Kohler and Malloy entered into a Purchase Agreement dated August 25, 2006 (the “Fourth Purchase Agreement”), pursuant to which Pandora, WHHY, WCAP, WIP, Kohler and Malloy each converted their respective notes issued in June and July of 2006, converted certain amounts of interest due under prior notes and purchased shares of Sutura’s common stock, par value $0.001 per share.
     WHEREAS, the Company, Pandora, WHHY, WCAP, WIP, Kohler and Malloy are parties to a fifth Purchase Agreement dated December 13, 2006 (the “Fifth Purchase Agreement”), pursuant to which Pandora, WHHY, WCAP and WIP each purchased additional convertible promissory notes in December, 2006 and March, 2007 (each, a “2006/2007 Note” and together, the “2006/2007 Notes”) in consideration of a collective $3,000,000 new loan.
     WHEREAS, certain payments of principal and interest due under the Original Notes, March 2005 Notes and September 2005 Notes become due and/or are required to commence on July 1, 2007.
     WHEREAS, in connection with proposed additional funding by Pandora, WHHY, WCAP and WIP in the principal amount of $1,150,000, the parties desire to amend certain provisions of the Original Notes, the March 2005 Notes the September 2005 Notes and the 2006/2007 Notes (each sometimes referred to herein as a “Note” and collectively, as the “Notes”).
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

          1. Amendment to Original Notes. Each of the Original Notes is amended as follows:
(a)	Section 2(b) is amended and restated to read in its entirety as follows:
“(b) On July 1, 2009, the remaining outstanding principal balance of this Note will be due and payable in a single lump sum together with all then-accrued, but unpaid interest.”
(b)	Section 2(c) to each of the Original Notes is hereby deleted in its entirety.

(c)	Section 3(b) is amended and restated to read in its entirety as follows:
“(b) The Conversion Rate shall initially be equal to $0.08 per share.”
          2. Amendment to March 2005 Notes. Each of the March 2005 Notes is amended as follows:
(a)	Section 2(b) is amended and restated to read in its entirety as follows:
“(b) On July 1, 2009, the remaining outstanding principal balance of this Note will be due and payable in a single lump sum together with all then-accrued, but unpaid interest.”
(b)	Section 2(c) to each of the March 2005 Notes is hereby deleted in its entirety.

(c)	Section 3(b) is amended and restated to read in its entirety as follows:
“(b) The Conversion Rate shall initially be equal to $0.08 per share.”

          3. Amendment to September 2005 Notes. Each of the September 2005 Notes is amended as follows:
(a)	Section 2(b) to each of the September 2005 Notes is hereby deleted in its entirety.

(b)	Section 2(c) is amended and restated to read in its entirety as follows:
“(b) On July 1, 2009 ( the “Maturity Date”), the remaining outstanding principal balance of this Note will be due and payable in a single lump sum together with all then-accrued, but unpaid interest.”Section 2(c)
(c)	Section 2(d) to each of the September 2005 Notes is hereby deleted in its entirety.

(d)	Section 4(b) is amended and restated to read in its entirety as follows:
“(b) The Conversion Rate shall initially be equal to $0.08 per share.”
          4. Amendment to 2006/2007 Notes. Each of the 2006/2007 Notes is amended as follows:
(a)	Section 2(a)(i) is hereby deleted in its entirety.

(b)	Section 2(a)(ii) is hereby deleted in its entirety.
          5. Interest Payments on Original Notes, March 2005 Notes, September 2005 Notes and 2006/2007 Notes. The parties agree that the Company may pay any interest payments due to any Whitebox Party pursuant to any Note by issuing to such Whitebox Party a promissory note dated as of the interest due date. The principal amount of such promissory note shall be the amount of the then due interest payment and the remaining terms and provisions of such promissory note shall be the same terms and provisions as are then in effect for the respective Note.
          6. Consent Fee. In connection with this Amendment, and as a condition hereof, the principal balance outstanding under each Original Note, March 2005 Note and September 2005 Note shall be increased by three percent (3%) effective as of the date hereof.
          7. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties concerning the amendment of the Notes and expressly supersedes all prior agreements and commitments of the parties, whether oral or written. Unless amended by this Agreement, all other terms and conditions of the Notes remain in full force and effect.

          8. Amendment. No modification, amendment or waiver of any provision of this Agreement shall be binding unless in a subsequent writing signed by all parties, in the case of an amendment or modification, or by the party to be charged thereby, in the case of a waiver. Any waiver shall be limited to the circumstances or event specifically referred to in the waiver instrument and shall not be deemed a waiver of any other term of this Agreement or of the same circumstances or event upon any recurrence of such circumstance or event.
          9. Counterparts. This Agreement may be executed by facsimile and in counterparts and by different parties on different counterparts, with the same effect as if the signatures were on the same instrument.
          10. Further Assurances. Each party agrees to execute and deliver such additional documents and perform such additional acts as may be reasonably necessary or appropriate to effectuate, carry out, and consummate the terms and conditions of this Agreement and the transactions contemplated thereby.
[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above.

SUTURA, INC.

By

David Teckman,
President and Chief Executive Officer

PANDORA SELECT PARTNERS L.P.

By

Name

Its

WHITEBOX HEDGED HIGH YIELD PARTNERS L.P.

By

Name

Its

WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS L.P.

By

Name

Its

WHITEBOX INTERMARKET PARTNERS L.P.

By

Name

Its

Gary S. Kohler

Scot W. Malloy